Exhibit 32

                           CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES_OXLEY ACT OF 2002

In connection with the Quarterly Report of Nostar Group inc. (the "Company") on form 10-QSB for the fiscal period ended June 30, 2003, as filed with the Securities and Exchange Commission on August 19,2003 (the "Report"), I, Jay Sanet, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U. S. C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 18, 2003

/s/ Jay Sanet
-----------------------
Chief Executive officer
Chief Financial Officer